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                                                                    Exhibit 99.1

                  Safeco Corporation Certification Pursuant to
                             18 U.S.C. Section 1350
                       As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         I, Michael S. McGavick, President and Chief Executive Officer of Safeco Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2003

                                           /s/ MICHAEL S. MCGAVICK
                                           -----------------------
                                           Michael S. McGavick
                                           Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Safeco Corporation and will be retained by Safeco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.